AdvisorDesigns® Variable Annuity EliteDesigns® Variable Annuity AdvanceDesigns® Variable Annuity SecureDesigns® Variable Annuity Variflex® Variable Annuity Variflex® LS Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated November 12, 2010,
To Current Prospectus Dated May 1, 2010

The following Underlying Funds changed their names on the effective dates listed. All references to the former names in the Variable Annuity Prospectuses listed, dated May 1, 2010, are hereby changed to reflect the new names on the effective date listed.

Former Name	New Name	Subaccount Available in Listed Variable Annuity		Effective Date
Rydex | SGI VT All-Cap Opportunity	Rydex | SGI VT U.S. Long Short Momentum	AdvisorDesigns EliteDesigns AdvanceDesigns	SecureDesigns Variflex Variflex LS	5/28/2010
Van Kampen LIT Government	Invesco Van Kampen V.I. Government	AdvisorDesigns EliteDesigns AdvanceDesigns	SecureDesigns Variflex Variflex LS	6/1/2010
Van Kampen LIT Comstock	Invesco Van Kampen V.I. Comstock	AdvanceDesigns SecureDesigns	Variflex Variflex LS	6/1/2010
Van Kampen UIF Equity and Income	Invesco Van Kampen V.I. Equity and Income	AdvanceDesigns SecureDesigns	Variflex Variflex LS	6/1/2010
Van Kampen UIF Emerging Markets Equity	Morgan Stanley UIF Emerging Markets Equity	AdvanceDesigns	SecureDesigns	6/1/2010
Rydex | SGI VT International Opportunity	Rydex | SGI VT International Long Short Select	AdvisorDesigns EliteDesigns	SecureDesigns	6/7/2010

Effective June 7, 2010, the Rydex | SGI VT International Long Short Select underlying fund changed its sub-adviser to Security Global Investors, LLC. All references to the previous sub-adviser, Valu-Trac, in the Prospectus dated May 1, 2010, are hereby changed to reflect the name of the new sub-adviser, Security Global Investors, LLC.

Please Retain This Supplement For Future Reference